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Exhibit (a)(1)(B)

Letter of Transmittal to Tender Shares of

MIDSTATES PETROLEUM COMPANY, INC.

in connection with its Offer to Purchase for Cash up to 5,000,000 Shares of its Common Stock at a Purchase Price of $10.00 per Share

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of common stock, par value $0.01 per share (collectively, the "shares"), of Midstates Petroleum Company, Inc., a Delaware corporation (the "Company"), tendered pursuant to this Letter of Transmittal, at a price of $10.00 per share, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 14, 2019 (as it may be amended or supplemented from time to time, the "Offer to Purchase" and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the "Offer").

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 12, 2019
UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION TIME").

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2. Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by mail, hand, express mail, courier or other expedited service:

American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

        Pursuant to the offer of the Company to purchase up to 5,000,000 shares at a purchase price of $10.00 per share, the undersigned encloses herewith and surrenders the following certificate(s) representing shares:

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)

Name(s) and Address(es) of Registered Holder(s) (if blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Surrendered (attach additional signed list if necessary)

	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book Entry Shares Surrendered

Total Shares:

	*	Need not be completed by book-entry stockholders.
	**	Unless otherwise indicated, it will be assumed that all shares represented by certificates described above are being surrendered hereby. See Instruction 4.

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary (as defined below). See Instruction 13.

1st: 2nd: 3rd: 4th: 5th:

☐ If any certificate representing shares has been lost or destroyed, you should check this box and promptly notify the Depositary at the address set forth on the back cover page of this Letter of Transmittal. See Instruction 11.

        PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING & CO., INC., AT (800) 591-6313 (STOCKHOLDERS, TOLL FREE) OR (212) 269-5550 (BANKS AND BROKERS) OR THE DEALER MANAGER, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, AT (888) 803-9655 (U.S. TOLL FREE).

        This Letter of Transmittal is to be used either if certificates for shares are to be forwarded herewith or, unless an agent's message (as defined in Section 3 of the Offer to Purchase) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary at the book-entry transfer facility (as defined in Section 3 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering stockholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

        Your attention is directed in particular to the following:

  1.
  If you want to retain your shares, you do not need to take any action.

  2.
  If you want to participate in the Offer, you should complete this Letter of Transmittal.

        DELIVERY OF DOCUMENTS TO THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

 CONDITIONAL TENDER
(See Instruction 12)

        A tendering stockholder may condition his or her tender of shares upon the Company purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares you indicate below are purchased by the Company pursuant to the terms of the Offer, none of the shares tendered by you will be purchased. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor before completing this section. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of shares that must be purchased from me, if any are purchased from me, is: shares.

        If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked this box:

☐	The tendered shares represent all shares held by the undersigned.

Ladies and Gentlemen:

        The undersigned hereby tenders to the Company the above-described shares of common stock of the Company, on the terms and subject to the conditions set forth in the Offer, receipt of which is hereby acknowledged.

        Subject to and effective on acceptance for payment of, and payment for, the shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the shares that are being tendered hereby and any and all cash dividends, distributions, rights, other shares or other securities issued or issuable in respect of such shares on or after January 14, 2019 (collectively, "Distributions"). In addition, the undersigned hereby irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such shares, to (a) deliver certificates for such shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such shares for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and subject to the conditions of the Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York.

        The undersigned hereby irrevocably appoints each of the designees of the Company the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of the Company will, with respect to the shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered shares. Such appointment is effective when, and only to the extent that, the Company accepts the shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Company reserves the right to require that, in order for shares to be deemed validly tendered, immediately upon the Company's acceptance for payment of such shares, the Company must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when the same are accepted for purchase by the Company, the Company will acquire good title thereto, free and clear of all security interests, liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned hereby represents and warrants that the undersigned is the registered holder of the shares, or the certificate(s) representing the shares have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the shares. The undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares and any

Distributions tendered hereby, all in accordance with the terms of the Offer. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Company any and all Distributions in respect of the shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Company in its sole discretion.

        It is understood that the undersigned will not receive payment for the shares unless and until the shares are accepted for payment and until the certificate(s) representing the shares owned by the undersigned are received by the Depositary at the address set forth below, together with such additional documents as the Depositary may require, or, in the case of shares held in book-entry form, ownership of shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

        IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer.

        It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase) for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person's own account unless at the time of tender and at the Expiration Time such person has a "net long position" in (a) the shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tender to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares ("Equivalent Securities") that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the undersigned's representation and warranty to the Company that (a) the undersigned has a "net long position" in shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of shares complies with Rule 14e-4.

        The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the purchase price, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions and conditional tender provisions, and that the Company will return at its expense all other shares including shares tendered but not purchased because of proration or conditional tenders, promptly following the Expiration Time.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the shares so tendered.

NOTE: SIGNATURE MUST BE PROVIDED ON PAGE SEVEN BELOW.

	SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6, and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 7 and 8)

To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.
To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.
Issue:	☐ Check and/or	Issue:	☐ Check and/or
	☐ Share Certificates to:		☐ Share Certificates to:
Name:		Name:

	(Please Print)		(Please Print)
Address:		Address:

	(Include Zip Code)		(Include Zip Code)

	(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)
☐ Credit shares tendered by book-entry transfer that are not purchased to the DTC account set forth below.
DTC Account Number:

	(RECIPIENT MUST ALSO COMPLETE THE ENCLOSED IRS FORM W-9 OR AN APPLICABLE IRS FORM W-8)	(RECIPIENT MUST ALSO COMPLETE THE ENCLOSED IRS FORM W-9 OR AN APPLICABLE IRS FORM W-8)

IMPORTANT—SIGN HERE
(Please Also Complete the Enclosed IRS Form W-9)

(Signature(s) of Stockholder(s))	(Dated)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) (please print):	Capacity (full title):

Address:	Telephone Number:	(	)	-

Taxpayer Identification or Social Security No.:

(Include Zip Code)

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:	Dated:

Name (please print):	Telephone Number:	(	)	-

Place medallion guarantee in space below:

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if either (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "eligible institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent's message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender shares pursuant to the Offer, either (a) a Letter of Transmittal properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary at its address set forth on the back of this Letter of Transmittal prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary at such address or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Time, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase. Please do not send your certificates to the Company.

        Stockholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Time may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an eligible institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, in the form provided by the Company, must be received by the Depositary prior to the Expiration Time and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary, in each case within two trading days (as defined in the Offer to Purchase) after the date of receipt by the Depositary of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

        THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED (AND THE RISK OF LOSS OF SHARE CERTIFICATES WILL PASS) ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

        All questions as to validity, form and eligibility (including time of receipt) of the surrender of any certificates for shares hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificates, will be determined by the Company in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any shares or certificates whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. The Company and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary. See Instruction 8 for further information.

        3.    Inadequate Space.    If the space provided in the box entitled "Description of Shares Tendered" in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).    If fewer than all the shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In that case, if any tendered shares are purchased, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

        If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

        If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

        6.    Stock Transfer Taxes.    The Company will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed and signatures must be guaranteed as described in Instructions 1 and 5.

        8.    Irregularities.    The Company will determine in its sole discretion all questions as to the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties, subject to a stockholder's right to challenge our determination in a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the Company's opinion, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares, and the Company's interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        9.    U.S. Federal Backup Withholding Tax.    Under the U.S. federal backup withholding tax rules, 24% of the gross proceeds payable to a stockholder or other payee in the Offer must be withheld and remitted to the Internal Revenue Service (the "IRS"), unless the stockholder or other payee provides such person's taxpayer identification number ("TIN") (generally an employer identification number or social security number) to the Depositary (and potentially any other applicable tax withholding agent) or other payor and certifies under penalties of perjury that this number is correct or otherwise establishes an exemption. If the Depositary (and/or any other applicable tax withholding agent) or other payor is not provided with the correct TIN or another adequate basis for exemption, the stockholder may be subject to backup withholding tax and may be subject to certain penalties imposed by the IRS. Therefore, each tendering stockholder that is a U.S. Holder (as defined in Section 14 of the Offer to Purchase) should complete and sign the IRS Form W-9 included as a part of the Letter of Transmittal in order to provide the information and certification necessary to avoid the backup withholding tax, unless the stockholder otherwise establishes an exemption from the backup withholding tax to the satisfaction of the Depositary (and/or any other applicable tax withholding agent). The backup withholding tax is not an additional tax, and any amounts withheld under the backup withholding tax rules will be allowed as a refund or credit against a stockholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS. A U.S. Holder (or other payee) should write "Applied For" in Part I of the attached IRS Form W-9 if such U.S. Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If any applicable tax withholding agent is not provided with a TIN prior to payment, such applicable tax withholding agent will withhold 24% on all such payments.

        Certain stockholders (including, among others, all corporations and certain Non-U.S. Holders (as defined in Section 14 of the Offer to Purchase)) are not subject to these backup withholding tax rules. In order for a Non-U.S. Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN or W-8BEN-E (or other applicable form), signed under penalties of perjury, attesting to that stockholder's non-U.S. status. The applicable form can be obtained from the Depositary (and/or other applicable withholding agent). A Non-U.S. Holder that submits a properly completed IRS Form W-8BEN or W-8BEN-E may still be subject to the regular U.S. federal withholding tax on gross proceeds payable to such holder. See Withholding for Non-U.S. Holders and Section 3 and Section 14 of the Offer to Purchase.

        Stockholders are urged to consult with their tax advisors regarding possible qualifications for exemption from backup withholding tax and the procedure for obtaining any applicable exemption.

        Withholding For Non-U.S. Holders. A payment made to a Non-U.S. Holder pursuant to the Offer will be subject to U.S. federal dividend withholding tax unless the Non-U.S. Holder meets the "complete termination," "substantially disproportionate," or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase. If a Non-U.S. Holder tenders shares held in a U.S. brokerage account or otherwise through a U.S. broker, dealer, commercial bank, trust company or other nominee, such U.S. broker or other nominee will generally be the withholding agent for the payment made to the Non-U.S. Holder pursuant to the Offer. Such U.S. brokers or other nominees may withhold or require certifications in this regard. Non-U.S. Holders tendering shares held through a U.S. broker or other nominee should consult such U.S. broker or other nominee and their own tax advisors to determine the particular withholding procedures that will be applicable to them. Notwithstanding the foregoing, even if a Non-U.S. Holder tenders shares held in its own name as a holder of record and delivers to the Depositary (and potentially any other applicable tax withholding agent) a properly completed IRS Form W-8BEN or W-8BEN-E (or other applicable form) before any payment is made, the applicable tax withholding agent may withhold 30% of the gross proceeds unless the applicable tax withholding agent determines that a reduced rate under an applicable income tax treaty or exemption from withholding is applicable, regardless of whether the payment is properly exempt from U.S. federal income tax under the "complete termination," "substantially disproportionate," or "not essentially equivalent to a dividend" test.

        To obtain a reduced rate of withholding under an applicable income tax treaty, a Non-U.S. Holder must deliver to the (and potentially any other applicable tax withholding agent) a properly completed IRS Form W-8BEN or W-8BEN-E (or other applicable form) before the payment is made. To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the (and potentially any other applicable tax withholding agent) a properly completed IRS Form W-8ECI (or successor form). The applicable form can be obtained from the Depositary (and/or other applicable withholding agent). A Non-U.S. Holder that qualifies for an exemption from withholding on these grounds generally will be required to file a U.S. federal income tax return and generally will be subject to U.S. federal income tax on income derived from the sale of shares pursuant to the Offer in the manner and to the extent described in Section 14 of the Offer to Purchase as if it were a U.S. Holder, and in the case of a foreign corporation, an additional branch profits tax may be imposed at a rate of 30% (or a lower rate specified in an applicable income tax treaty), with respect to such income.

        A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-U.S. Holder (i) meets the "complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) with respect to which the Non-U.S. Holder is not subject to U.S. federal income tax or (ii) is otherwise able to establish that no tax or a reduced amount of tax is due.

        As described in Section 14 of the Offer to Purchase, withholding of 15% of the amount realized will be imposed on a Non-U.S. Holder (including, for this purpose, a foreign partnership) whose ownership of the shares exceeds a certain threshold (the "FIRPTA Withholding"). In order to avoid the FIRPTA Withholding, (1) each U.S. Holder (including a U.S. Holder who is exempt from backup withholding) must submit to the Depositary a properly completed IRS Form W-9, as described above, and (2) each Non-U.S. Holder (including, for this purpose, foreign partnerships) must submit the enclosed FIRPTA Certificate and CHECK BOX 1 certifying that such Non-U.S. Holder's ownership of the shares has not exceeded the relevant threshold. If a Non-U.S. Holder is unable to make the certification in BOX 1 on the FIRPTA Certificate, such Non-U.S. Holder must submit the enclosed FIRPTA Certificate and CHECK BOX 2 shall take necessary steps to ensure that his, her or its broker or other financial or tax advisor withholds an amount necessary to satisfy any applicable FIRPTA Withholding obligations. By participating in the Offer and CHECKING BOX 2 on the FIRPTA Certificate, you expressly agree to indemnify and hold the Company harmless for any liability related to any FIRPTA Withholding obligations.

        NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING AND FIRPTA WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

        10.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its address set forth on the last page of this Letter of Transmittal.

        11.    Lost, Destroyed or Stolen Certificates.    If your certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should contact American Stock Transfer & Trust Company, LLC's Shareholder Service Department at 1-800-937-5449 for information regarding replacement of lost securities. You should also check the box for "Lost Certificates" in the appropriate box on page 1 and promptly send the completed Letter of Transmittal to the Depositary. Upon receipt of your request by phone or Letter of Transmittal, the Depositary will provide you with instructions on how to obtain a replacement certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. There may be a fee and additional documents may be required to replace lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to send the properly completed Letter of Transmittal to the Depositary immediately to ensure timely processing of documentation. If you have questions, you may contact the Depositary's Shareholder Service Department at 1-800-937-5449.

        12.    Conditional Tenders.    As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased.

        If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased from you if any are to be purchased from you. As discussed in Sections 1 and 5 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares of common stock and checked the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares. All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

        The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such shares by the stockholder, rather than the payment of a dividend to the stockholder, for U.S. federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than distribution) treatment for U.S. federal income tax purposes. Each stockholder is urged to consult his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases. See Section 14 of the Offer to Purchase.

        13.    Order of Purchase in Event of Proration.    As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

        14.    Restricted Stock Units.    Holders of restricted stock unit awards may not tender such restricted stock units in the Offer unless and until the underlying shares have vested and the restrictions on such awards have lapsed. Once shares underlying the restricted stock unit awards have vested and the restrictions on such awards have lapsed, some or all of such shares may be tendered.

        15.    Stock Options.    Options to purchase shares of our common stock cannot be tendered in the Offer. If you hold vested but unexercised restricted stock options, you may exercise such vested restricted stock options in accordance with the terms of the Management Incentive Plan ("MIP"), the applicable restricted stock option agreement and the Company's policies and practices, and tender the shares received upon such exercise in accordance with the Offer. You should evaluate the Offer carefully to determine if participation would be advantageous to you based on your stock option exercise prices and the expiration date of your options and the provisions for pro rata purchases by the Company described in the Offer to Purchase. We strongly encourage optionholders to discuss the Offer with their own tax advisors, financial advisors and/or brokers. Please be advised that it is the optionholder's responsibility to tender shares in the Offer to the extent such holder wants to participate and it may be difficult to secure delivery of shares issued pursuant to the exercise of vested restricted stock options in a time period sufficient to allow tender of those shares prior to the Expiration Time. Accordingly, we suggest that you exercise your vested restricted stock options and satisfy the exercise price for such shares in accordance with the terms of the MIP and applicable restricted stock option agreement and Company policies and practices at least five business days prior to the date on which the Expiration Time is initially scheduled to occur (which, unless the Offer is extended, would require you to exercise your vested restricted stock options and satisfy the related exercise price no later than 5:00 p.m., New York City time, on February 1, 2019). Exercises of options cannot be revoked even if some or all of the shares received upon the exercise thereof and tendered in the Offer are not purchased pursuant to the Offer for any reason.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, OR AN AGENT'S MESSAGE, TOGETHER WITH CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

 IMPORTANT TAX INFORMATION

        Under the U.S. federal income tax law, a stockholder whose tendered shares are accepted for payment is required by law to provide the Depositary (and potentially any other applicable tax withholding agent) (as payer) with such stockholder's correct TIN on the enclosed IRS Form W-9 (or otherwise must indicate on such form that such stockholder is awaiting a TIN, or otherwise establish an exemption from backup withholding). If such stockholder is an individual, the TIN is generally such stockholder's social security number. If the Depositary (and potentially any other applicable tax withholding agent) is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS and payments that are made to such stockholder with respect to shares purchased pursuant to the tender offer may be subject to backup withholding tax of 24%.

        Certain stockholders including, among others, all corporations and certain Non-U.S. Holders, are not subject to these backup withholding requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, such Non-U.S. Holder must submit an IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form or substitute forms), signed under penalties of perjury, attesting to such stockholder's exempt status. An IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form) can be obtained from the IRS website, at https://www.irs.gov, or the Depositary (and/or any other applicable tax withholding agent). Exempt stockholders (other than Non-U.S. Holders) should furnish their TIN, enter any code(s) that may apply to such stockholder in the "Exemptions" box on the face of the IRS Form W-9, and sign, date and return the IRS Form W-9 to the Depositary (and potentially any other applicable tax withholding agent). See the accompanying instructions to IRS Form W-9 for additional instructions. Stockholders should consult their tax advisors as to qualification for exemption from backup withholding tax and the procedures for obtaining such exemption.

        If backup withholding tax applies, the applicable tax withholding agent is required to withhold 24% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is furnished to the IRS on a timely basis.

Purpose of IRS Form W-9

        To prevent backup withholding tax on payments that are made to a stockholder with respect to shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary and any other applicable tax withholding agent of such stockholder's correct TIN by completing the enclosed IRS Form W-9 certifying that (a) the TIN provided on IRS Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding tax as a result of a failure to report all interest or dividends or (ii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding tax.

What Number to Give the Depositary (and Potentially Any Other Applicable Tax Withholding Agent)

        The stockholder is required to give the Depositary (and potentially any other applicable tax withholding agent) the TIN of the record holder of the shares tendered hereby. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed instructions to IRS Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in Part I, and sign and date the IRS Form W-9. If "Applied For" is written in Part I and the Depositary (and potentially any other applicable tax withholding agent) is not provided with a TIN by the time for payment, the applicable tax withholding agent will withhold 24% of all payments of the purchase price to such stockholder until a TIN is provided.

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification > Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) _____
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Exemption from FATCA reporting code (if any) _____
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

     If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

     By signing the filled-out form, you:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

     4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

     In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the instructions for Part II for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

     Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 11-2017)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

     If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

     a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

     b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

     c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

     d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

     e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .

• Corporation	Corporation

• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,
• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)

• Partnership	Partnership

• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

     The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

     1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

     2 – The United States or any of its agencies or instrumentalities

     3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

     5 – A corporation

     6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

     7 – A futures commission merchant registered with the Commodity Futures Trading Commission

     8 – A real estate investment trust

     9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

     10 – A common trust fund operated by a bank under section 584(a)

     11 – A financial institution

     12 – A middleman known in the investment community as a nominee or custodian

     13 – A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 11-2017)	Page 4

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

     A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

     B – The United States or any of its agencies or instrumentalities

     C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

     E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

     F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

     G – A real estate investment trust

     H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

     I – A common trust fund as defined in section 584(a)

     J – A bank as defined in section 581

     K – A broker

     L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

     M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

     If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 11-2017)	Page 5

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee

For this type of account:		Give name and EIN of:

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

* Note: Grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

     Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 11-2017)	Page 6

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

     Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

THE UNDERSIGNED CERTIFIES AS FOLLOWS (CHECK ONLY ONE BOX):

FIRPTA Certificate for Non-U.S. Holders and Foreign Partnerships	BOX 1

☐

1. On each date on which the tendering stockholder named below acquired a share, the aggregate fair market value of all shares beneficially or constructively owned by such stockholder did not exceed the product of (i) 5% and (ii) the average price of the Company's common stock on such date and (iii) the number of shares of the Company's common stock outstanding on such date;

2. To the best of my knowledge, this statement is true, correct and complete; and

3. I have the authority to sign this document on behalf of the tendering stockholder named below.

BOX 2 ☐ I undertake to take necessary steps to ensure that my broker or other financial or tax advisor withholds an amount necessary to satisfy any applicable FIRPTA withholding obligations.	Note to Tendering Stockholders:

For information regarding the average price of the Company's common stock and the number of shares of common stock outstanding on a particular day, stockholders should contact Midstates Petroleum Company, Inc. at (918) 947-8550.

The Registered Holder named below understands that this certification may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both.

NAME OF REGISTERED HOLDER:

ADDRESS:

TAXPAYER IDENTIFICATION NUMBER (IF ANY):

SIGNATURE:

DATE:

        The Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's bank, broker, dealer, trust company or other nominee to the Depositary at its address set forth below.

The Depositary for the Offer is:

If delivering by mail, hand, express mail, courier or other expedited service:

American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

By Facsimile Transmission (for Eligible Institutions Only): 1-718-234-5001
 Confirm Facsimile Transmission: 1-877-248-6417

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN

        AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Email: mpo@dfking.com

Stockholders may call toll free: (800) 591-6313
Banks and Brokers may call collect: (212) 269-5550

The Dealer Manager for the Offer is:

BofA Merrill Lynch
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bank of America Tower
One Bryant Park
New York, New York 10036

Banks, Brokers and Stockholders
Call U.S. Toll-Free: (888) 803-9655

QuickLinks

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
CONDITIONAL TENDER (See Instruction 12)
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer
IMPORTANT TAX INFORMATION